Exhibit 10.2

COLLATERAL AGREEMENT

among

BANK OF AMERICA CORPORATION,

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as Collateral Agent, Custodial Agent,

Securities Intermediary and Securities Registrar,

and

BAC CAPITAL TRUST XIV,

acting through The Bank of New York,

as Property Trustee

February 16, 2007

ARTICLE I DEFINITIONS		1

Section 1.0	Definitions.	1

ARTICLE II	PLEDGE	8

Section 2.01	Pledge.	8

Section 2.02	Control.	8

Section 2.03	Termination.	8

ARTICLE III CONTROL		9

Section 3.01	Establishment of Collateral Account.	9

Section 3.02	Treatment as Financial Assets.	9

Section 3.03	Sole Control by Collateral Agent.	9

Section 3.04	Securities Intermediary’s Location.	10

Section 3.05	No Other Claims.	10

Section 3.06	Investment and Release.	10

Section 3.07	No Other Agreements.	10

Section 3.08	Powers Coupled with an Interest.	10

Section 3.09	Waiver of Lien; Waiver of Set-off.	11

ARTICLE IV CUSTODY		11

Section 4.01	Appointment.	11

Section 4.02	Custody.	11

Section 4.03	Termination of Custody Account.	11

Section 4.04	Waiver of Lien; Waiver of Set-off.	11

ARTICLE V DISTRIBUTIONS ON COLLATERAL AND CUSTODY NOTES		12

Section 5.01	Interest on Notes.	12

Section 5.02	Payments Following Termination Event.	12

Section 5.03	Payments Prior to or on Stock Purchase Date.	12

Section 5.04	Payments to Property Trustee.	13

Section 5.05	Assets Not Properly Released.	13

ARTICLE VI INITIAL DEPOSIT; EXCHANGE OF PREFERRED HITS AND QUALIFYING TREASURY SECURITIES FOR TREASURY HITS AND CORPORATE HITS; REINVESTMENT OF PROCEEDS OF PLEDGED TREASURY SECURITIES		14

Section6.01	Initial Deposit of Notes.	14

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(continued)

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(continued)

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(continued)

EXHIBITS

Exhibit A – Form of Preferred HITS Certificate

Exhibit B – Form of Treasury HITS Certificate

Exhibit C – Form of Corporate HITS Certificate

SCHEDULES

Schedule I – Reference Dealers

Schedule II – Contact Persons for Confirmation

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COLLATERAL AGREEMENT, dated as of February 16, 2007, among BANK OF AMERICA CORPORATION, a Delaware corporation (the “Corporation”), THE BANK OF NEW YORK TRUST COMPANY, N.A. (“The Bank of New York Trust Company”), as collateral agent (in such capacity, the “Collateral Agent”), as Custodial Agent (in such capacity, the “Custodial Agent”), as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (as defined herein) (in such capacity, the “Securities Intermediary”), and as securities registrar with respect to the HITS (in such capacity, the “Securities Registrar”), and BAC CAPITAL TRUST XIV, a Delaware statutory trust (the “Trust”), acting through THE BANK OF NEW YORK, not in its individual capacity but solely as Property Trustee on behalf of the Trust (in such capacity, the “Property Trustee”).

RECITALS

The Corporation and the Trust (acting through the Property Trustee) are parties to the Stock Purchase Contract Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the “Stock Purchase Contract Agreement”), pursuant to which the Corporation has agreed to issue stock purchase contracts, having a stated amount of $100,000 per contract (each, a “Stock Purchase Contract”) to the Trust.

Each Stock Purchase Contract requires the Corporation to issue and sell, and the Property Trustee (on behalf of the Trust) to purchase, on the Stock Purchase Date (as defined in the Stock Purchase Contract Agreement), for an amount equal to $100,000 (the “Purchase Price”), one share of the Corporation’s Adjustable Rate Non-Cumulative Preferred Stock, Series G, $100,000 liquidation preference per share (the “Preferred Stock”).

Pursuant to the Declaration, the Stock Purchase Contract Agreement and the Stock Purchase Contracts, the Trust acting through the Property Trustee is required to execute and deliver this Agreement, to grant the pledge provided herein of the Collateral to secure the Obligations (as defined herein) and to appoint the Custodial Agent to establish and maintain the Custody Account (as defined herein).

NOW, THEREFORE, THIS COLLATERAL AGREEMENT WITNESSETH: For and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Corporation, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Trust mutually agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders.

(b) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and references to any Article, Section or other subdivision are references to an Article, Section or other subdivision of this Agreement.

(c) The following terms that are defined in the UCC shall have the meanings set forth therein: “certificated security”, “control”, “financial asset”, “financing statement”, “entitlement order”, “securities account”, “security entitlement” and “funds-transfer system”.

(d) Capitalized terms used herein and not defined herein have the meanings assigned to them in the Declaration.

(e) The following terms have the meanings given to them in this Section 1.01(e):

“Additional Distribution Date” has the meaning specified in the Declaration.

“Address for Notices” has the meaning specified in Section 12.03.

“Agreement” means this Collateral Agreement, as the same may be amended, modified or supplemented from time to time.

“Bank of America Deposit” has the meaning specified in the Stock Purchase Contract Agreement.

“Book-Entry HITS” has the meaning specified in the Declaration.

“Book-Entry HITS Certificates” has the meaning specified in the Declaration.

“Cash” means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

“Collateral” means the collective reference to:

(1) the Collateral Account and all investment property and other financial assets from time to time credited to the Collateral Account and all security entitlements with respect thereto, including, without limitation, (A) the Notes, other than any Notes that are Transferred to (x) the Custodial Agent in accordance with Section 6.02 upon the Exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS pursuant to Sections 5.13(a)(i), (b) and (c) of the Declaration from time to time or (y) the Remarketing Agent or the Custody Account in accordance with Section 8.02(b) upon a Successful Remarketing and (B) any Qualifying Treasury Securities and security entitlements thereto delivered from time to time upon the exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS pursuant to Sections 5.13(a)(i), (b) and (c) of the Declaration and in accordance with Section 6.02;

(2) all Qualifying Treasury Securities and security entitlements thereto purchased by the Collateral Agent with the Proceeds of Qualifying Treasury Securities pursuant to Section 6.05;

(3) the Bank of America Deposit;

(4) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Trust, as pledgor or with respect to the pledgor); and

(5) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

“Collateral Account” means the securities account of The Bank of New York Trust Company, as Collateral Agent, maintained by the Securities Intermediary and designated “The Bank of New York Trust Company, as Collateral Agent of Bank of America Corporation, as pledgee of BAC Capital Trust XIV, acting through The Bank of New York, as Property Trustee”.

“Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Collateral Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Corporation” means the Person named as the “Corporation” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter “Corporation” shall mean such successor.

“Custodial Agent” means the Person named as the “Custodial Agent” in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Custodial Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Custody Account” means the securities account of The Bank of New York Trust Company, as Custodial Agent, designated “The Bank of New York Trust Company as Custodial Agent for BAC Capital Trust XIV”.

“Custody Notes” has the meaning specified in Section 4.01.

“Declaration” means the Amended and Restated Declaration of Trust, dated as of the date hereof, among the Corporation, as Sponsor, the Property Trustee, the Delaware Trustee and the Regular Trustees (each as named therein), and the several Holders (as defined therein).

“Definitive HITS Certificates” has the meaning specified in the Declaration.

“Exchange” means an exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS pursuant to Section 5.13(b) of the Declaration and Section 6.02 or an exchange of Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities pursuant to Section 5.13(d) of the Declaration and Section 6.03.

“Exchange Period” has the meaning specified in the Declaration.

“Final Dealer” has the meaning specified in Section 6.05(a).

“HITS” has the meaning specified in the Declaration.

“Indemnitees” has the meaning specified in Section 10.08(b).

“Like Amount” has the meaning specified in the Declaration.

“Loss” (and collectively, “Losses”) has the meaning specified in Section 10.08(b).

“Market Disruption Event” has the meaning specified in the Supplemental Indenture.

“Notes” means the Remarketable Floating Rate Junior Subordinated Notes due 2043 of the Corporation issued pursuant to the Supplemental Indenture.

“Notice of Contingent Disposition Election” means a Notice of Contingent Disposition Election substantially in the form set forth on the reverse side of the form of Corporate HITS Certificate, a copy of which is attached hereto as Exhibit C.

“Notice of Contingent Exchange Election” means a Notice of Contingent Exchange Election substantially in the form set forth on the reverse side of the form of Preferred HITS Certificate, a copy of which is attached hereto as Exhibit A.

“Obligations” means all obligations and liabilities of the Trust and the Property Trustee on behalf of the Trust under each Stock Purchase Contract, the Stock Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Property Trustee or the Trust, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Corporation or the Collateral Agent or the Securities Intermediary that are required to be paid by the Trust pursuant to the terms of any of the foregoing agreements).

“Payment Account” has the meaning specified in the Declaration.

“Permitted Investments” means any one of the following, in each case maturing on the Business Day following the date such investment is made:

(1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

(2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the Collateral Agent);

(3) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (2);

(4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

(5) investments in commercial paper, other than commercial paper issued by the Corporation or its Affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to “A-1” by Standard & Poor’s Ratings Services (“S&P”) or at least equal to “P-1” by Moody’s Investors Service, Inc. (“Moody’s”); and

(6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an Affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody’s.

“Pledge” means the lien and security interest created by this Agreement.

“Pledged Notes” means each Note deposited with the Collateral Agent pursuant to Section 6.01 or delivered to the Collateral Agent pursuant to Section 6.03, until such time as it is released from the Pledge and delivered to the Custodial Agent pursuant to Section 6.02 or to the Remarketing Agent or the Custody Account pursuant to Section 8.02(b).

“Pledged Treasury Securities” means Qualifying Treasury Securities from time to time credited to the Collateral Account pursuant to Section 6.02 and not then released from the Pledge pursuant to Section 6.03, together with all Qualifying Treasury Securities purchased from time to time by the Collateral Agent with the Proceeds of maturing Pledged Treasury Securities pursuant to Section 6.05.

“Preferred Stock” has the meaning specified in the Recitals of this Agreement.

“Proceeds” has the meaning ascribed thereto in Section 9-102(a)(64) of the UCC and includes, without limitation, all interest, dividends, Cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

“Property Trustee” means the Person named as the “Property Trustee” in the first paragraph of this Agreement until a successor Property Trustee shall have become such pursuant to the applicable provisions of the Declaration, and thereafter “Property Trustee” shall mean such Person or any subsequent successor who is appointed pursuant to the Declaration.

“Purchase Price” has the meaning specified in the Recitals of this Agreement.

“Qualifying Treasury Securities” has the meaning specified in the Declaration.

“Recombination Notice and Request” means a Recombination Notice and Request substantially in the form set forth on the reverse side of the forms of Treasury HITS Certificate and Corporate HITS Certificate, copies of which are attached hereto as Exhibits B and C respectively.

“Reference Dealer” means each of the U.S. government securities dealers listed on Schedule I hereto (including any successor thereto) and any other U.S. government securities dealers designated by the Collateral Agent (it being understood that the Collateral Agent may, but shall not be obligated, to designate any one or more such other U.S. government securities dealers); provided that if at any time fewer than three of the entities named on Schedule I are active U.S. government securities dealers and approved counterparties of The Bank of New York Trust Company, any of the Regular Trustees may designate an additional U.S. government securities dealer as a Reference Dealer.

“Regular Trustee” has the meaning specified in the Declaration.

“Remarketing” has the meaning specified in the Supplemental Indenture.

“Roll Date” means, with respect to any Additional Distribution Date, the latest date prior to such Additional Distribution Date that is a maturity date of Qualifying Treasury Securities held in the Collateral Account.

“Securities Intermediary” means the Person named as the “Securities Intermediary” in the first paragraph of this Agreement until a successor Securities

Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Securities Intermediary” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Securities Registrar” means the Person named as the “Securities Registrar” in the first paragraph of this Agreement until a successor Securities Registrar shall have been appointed by the Corporation pursuant to the applicable provisions of the Declaration, and thereafter “Securities Registrar” shall mean such Person or any subsequent successor who is appointed pursuant to the Declaration by the Corporation.

“Stock Purchase Contract” has the meaning specified in the Recitals of this Agreement.

“Stock Purchase Contract Agreement” has the meaning specified in the Recitals of this Agreement.

“Splitting Notice and Request” means a Splitting Notice and Request substantially in the form set forth on the reverse side of the form of Preferred HITS Certificate, a copy of which is attached hereto as Exhibit A.

“Successful” has the meaning specified in the Supplemental Indenture.

“Supplemental Indenture” means the Fourteenth Supplemental Indenture to the Base Indenture (as defined in the Declaration), dated as of February 16, 2007, between Bank of America Corporation and The Bank of New York Trust Company, N.A.

“Termination Event” has the meaning specified in the Stock Purchase Contract Agreement.

“The Bank of New York Trust Company” has the meaning specified in the first paragraph of this Agreement.

“Trade Date” means, with respect to each Roll Date, the Business Day immediately preceding such Roll Date.

“Trades” means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the Trades Regulations.

“Trades Regulations” means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the Trades Regulations are used herein as therein defined.

“Transfer” means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement, (ii) in the case of Qualifying Treasury Securities, registration of the transferee as the owner of such Qualifying Treasury Securities on Trades and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Qualifying Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee’s securities account.

“Trust” has the meaning specified in the first paragraph of this Agreement.

“Trust Preferred Securities” has the meaning specified in the Declaration

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.

“Value” means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Notes, the aggregate principal amount thereof and (3) Qualifying Treasury Securities, the aggregate principal amount thereof.

ARTICLE II

PLEDGE

Section 2.01 Pledge.

Pursuant to Section 2.6 of the Declaration, the Trust (acting through the Property Trustee) hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Corporation, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

Section 2.02 Control.

The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article III.

Section 2.03 Termination.

This Agreement and the Pledge created hereby shall terminate upon the satisfaction of the Obligations. Upon receipt by the Collateral Agent from the Corporation of notice of such termination, the Collateral Agent shall, except as otherwise provided herein, Transfer and instruct the Securities Intermediary to Transfer the Collateral to or upon the order of the Property Trustee, free and clear of the Pledge created hereby.

ARTICLE III

CONTROL

Section 3.01 Establishment of Collateral Account.

The Securities Intermediary hereby confirms that:

(a) the Securities Intermediary has established the Collateral Account;

(b) the Collateral Account is a securities account;

(c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

(d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Stock Purchase Contract Agreement, including any Permitted Investments purchased by the Securities Intermediary from the Proceeds of any Collateral, will be credited promptly to the Collateral Account; and

(e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Property Trustee and indorsed to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or the Collateral Agent or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to the Collateral Account be registered in the name of the Property Trustee or specially indorsed to the Property Trustee unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

Section 3.02 Treatment as Financial Assets.

Each item of property (whether investment property, financial asset, security, instrument or Cash) credited to the Collateral Account shall be treated as a financial asset.

Section 3.03 Sole Control by Collateral Agent.

Except as provided in Section 8.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Property Trustee or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Property Trustee.

The Trust hereby irrevocably constitutes and appoints the Collateral Agent and the Corporation, with full power of substitution, as the Trust’s attorney-in-fact to take on behalf of,

and in the name, place and stead of the Trust and the Holders, any action necessary or desirable to perfect and to keep perfected the security interest in the Collateral referred to in Section 2.01. The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise expressly assumed by the Collateral Agent hereunder. Notwithstanding the foregoing, in no event shall the Collateral Agent or Securities Intermediary be responsible for the preparation or filing of any financing or continuation statements or responsible for maintenance or perfection of any security interest hereunder.

Section 3.04 Securities Intermediary’s Location.

The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent and the Property Trustee with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction.

Section 3.05 No Other Claims.

Except for the claims and interest of the Collateral Agent and of the Trust in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Property Trustee.

Section 3.06 Investment and Release.

All Proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At no time prior to termination of the Pledge with respect to any particular property shall such property be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

Section 3.07 No Other Agreements.

The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

Section 3.08 Powers Coupled with an Interest.

The rights and powers granted in this Article III to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Property Trustee or the Trust nor by the lapse of time. The obligations of the Securities Intermediary under this Article III shall continue in effect until the termination of the Pledge with respect to any and all Collateral.

Section 3.09 Waiver of Lien; Waiver of Set-off.

The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any person other than the Corporation.

ARTICLE IV

CUSTODY

Section 4.01 Appointment.

The Trust hereby appoints the Custodial Agent as Custodial Agent of the Trust to hold all of the Notes that are property of the Trust, other than the Pledged Notes (collectively, the “Custody Notes”), for the benefit of the Trust and for the purposes set forth herein, and the Custodial Agent hereby accepts such appointment under the terms and conditions set forth herein.

Section 4.02 Custody.

The Custodial Agent will hold the Custody Notes in the Custody Account. For the avoidance of doubt, the Custodial Agent shall segregate on its books and records the assets of the Trust from assets held by the Custodial Agent for other customers (including the Collateral) or for the Custodial Agent itself. The Custodial Agent shall only have the obligations expressly set forth herein and shall have no responsibility for monitoring compliance with the Declaration, the Stock Purchase Agreement or any other agreement in connection therewith. The Custodial Agent shall accept the Transfer of Notes from the Collateral Agent from time to time pursuant to Section 6.02, deliver Notes to the Collateral Agent from time to time pursuant to Section 6.03 and deliver Notes to the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 8.03.

Section 4.03 Termination of Custody Account.

Upon receipt by the Custodial Agent from the Corporation of notice of termination of this Agreement pursuant to Section 2.03, the Custodial Agent shall deliver the Custody Notes to the Property Trustee.

Section 4.04 Waiver of Lien; Waiver of Set-off.

The Custodial Agent waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Custody Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Custody Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Trust.

ARTICLE V

DISTRIBUTIONS ON COLLATERAL AND

CUSTODY NOTES

Section 5.01 Interest on Notes.

(a) The Collateral Agent shall transfer all interest received from time to time by the Collateral Agent on account of the Pledged Notes to the Paying Agent.

(b) The Custodial Agent shall transfer all interest received from time to time by the Custodial Agent on account of the Custody Notes to the Paying Agent.

Section 5.02 Payments Following Termination Event.

Following a Termination Event, written notice of which the Collateral Agent or the Custodial Agent, as the case may be, shall have received from the Corporation, the Property Trustee or any of the Regular Trustees,

(a) the Collateral Agent shall cause the Securities Intermediary to Transfer (i) the Pledged Notes, (ii) the Pledged Treasury Securities and (iii) any Permitted Investments, including in each case any and all payments of principal or interest it receives in respect thereof, to the Property Trustee or its designee, free and clear of the Pledge created hereby; and

(b) the Custodial Agent shall Transfer the Custody Notes and any and all payments of principal or interest it receives in respect thereof to the Property Trustee or its designee.

Section 5.03 Payments Prior to or on Stock Purchase Date.

(a) Except as provided in Section 5.03(c) and Section 6.05, if the Collateral Agent or the Custodial Agent, as the case may be, shall not have received from the Corporation, the Property Trustee or any of the Regular Trustees notice of any Termination Event, all payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (i) the Pledged Notes and (ii) the Pledged Treasury Securities shall be held until the Stock Purchase Date and an amount thereof equal to the Purchase Price under the Stock Purchase Contracts shall be transferred to the Corporation on the Stock Purchase Date as provided in Section 2.2 of the Stock Purchase Contract Agreement in satisfaction of the Trust’s obligation to pay such Purchase Price. Any balance remaining in the Collateral Account shall be released from the Pledge and Transferred to the Paying Agent, free and clear of the Pledge created thereby. The Corporation shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments received under this Section 5.03(a) (which, for purpose of confirmation, includes the excess Proceeds received under Section 6.05(b)) shall be invested; provided that if the Corporation fails to deliver such instructions by 10:30 A.M. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments as described in clause (6) of the definition of Permitted Investments. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Corporation to provide timely written investment direction. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 5.03 (which, for purpose of confirmation, includes acting or omitting to act under Section 6.05(b) in respect of excess Proceeds referred to therein) pursuant to any direction of the Corporation or any investment in Permitted Investments as described in clause (6) of the definition of Permitted Investments as provided herein and neither the Collateral Agent nor the Securities Intermediary shall in any way be liable for the selection of Permitted Investments or by reason of any insufficiency in the Collateral Account resulting from any loss on any Permitted Investment included therein.

(b) All payments of principal received by the Custodial Agent in respect of the Custody Notes shall be transferred to the Paying Agent.

(c) All payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (i) the Pledged Notes and (ii) the Pledged Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto (other than Pledged Notes that upon such release shall have become Custody Notes in accordance with Section 6.03) shall be transferred to or in accordance with the written instructions of the Paying Agent.

Section 5.04 Payments to Property Trustee.

The Securities Intermediary and the Custodial Agent shall use commercially reasonable efforts to deliver payments to the Paying Agent or the Property Trustee as provided hereunder to the following account established by the Paying Agent or the Property Trustee, for credit to The Bank of New York, ABA# 021000018, A/C# GLA 111-565, for further credit to 155406, Ref: BAC Capital Trust XIV, Attn: Tina Gonzalez, not later than 12:00 P.M. (New York City time) on the Business Day it receives such payment; provided that if such payment is required to be made on a day that is not a Business Day or after 11:00 A.M. (New York City time) on a Business Day, then it shall use commercially reasonable efforts to deliver such payment to the Paying Agent or the Property Trustee no later than 10:30 A.M. (New York City time) on the next succeeding Business Day.

Section 5.05 Assets Not Properly Released.

If the Paying Agent or the Property Trustee shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Paying Agent or the Property Trustee shall hold the same as trustee of an express trust for the benefit of the Corporation and, upon receipt of an Officers’ Certificate of the Corporation so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Corporation for application to the Obligations, and the Paying Agent or the Property Trustee shall acquire no right, title or interest in any such payments of principal amounts so received. Neither the Paying Agent nor the Property Trustee shall have any liability under this Section 5.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and nor shall it have any liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

ARTICLE VI

INITIAL DEPOSIT; EXCHANGE OF PREFERRED HITS AND

QUALIFYING TREASURY SECURITIES FOR TREASURY HITS AND CORPORATE

HITS; REINVESTMENT OF PROCEEDS OF

PLEDGED TREASURY SECURITIES

Section 6.01 Initial Deposit of Notes.

(a) Prior to or concurrently with the execution and delivery of this Agreement, the Property Trustee shall Transfer to the Securities Intermediary, for credit to the Collateral Account, Notes having an aggregate principal amount of Eight Hundred Fifty Million Dollars ($850,000,000).

(b) The Collateral Agent shall, at any time or from time to time, at the written request of the Corporation, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided that unless any Event of Default (as defined in the Declaration) shall have occurred and be continuing, and in respect of which the Collateral Agent shall have received written notice from the Property Trustee or the Regular Trustees, the Collateral Agent agrees not to cause any Notes to be so re-registered.

Section 6.02 Exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS.

(a) On each occasion on which a Holder of Preferred HITS exercises its rights pursuant to Sections 5.13(a)(i), (b) and (c) of the Declaration to exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS by, during any Exchange Period:

(i) depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the principal amount of $1,000 for each Preferred HITS being Exchanged;

(ii) Transferring the Preferred HITS being Exchanged to the Securities Registrar; and

(iii) delivering a duly executed and completed Splitting Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder has deposited the appropriate Qualifying Treasury Securities with the Collateral Agent for deposit in the Collateral Account, (y) stating that the Holder is Transferring the related Preferred HITS to the Securities Registrar in connection with an Exchange of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and (z) requesting the delivery to the Holder of such Treasury HITS and Corporate HITS, the Collateral Agent shall, upon the deposit and Transfer pursuant to clauses (i) and (ii) and receipt of the notice and request referred to in clause (iii), (w) be deemed to accept the

Qualifying Treasury Securities deposited pursuant to clause (i) as Collateral subject to the Pledge, (x) release Pledged Notes of a Like Amount from the Pledge, (y) Transfer such Pledged Notes to the Custodial Account free and clear of the Corporation’s security interest therein, and (z) confirm to the Property Trustee in writing that such release and Transfer has occurred. The Custodial Agent shall continue to hold such Notes as Custody Notes pursuant to Article IV.

(b) The Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Declaration dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry HITS Certificates, shall cancel the number of Preferred HITS Transferred pursuant to Section 6.02(a) and deliver a Like Amount of Treasury HITS and Corporate HITS to the Holder, all by making appropriate notations on the Book-Entry HITS Certificates of the appropriate Class.

(c) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 6.02, shall not constitute a novation of the security interest created hereby.

Section 6.03 Exchange of Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities.

(a) On each occasion on which a Holder of Treasury HITS and Corporate HITS exercises its rights pursuant to Section 5.13(d) of the Declaration to exchange Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities by, during any Exchange Period, Transferring the Treasury HITS and the Corporate HITS being Exchanged to the Securities Registrar and delivering a duly executed and completed Recombination Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder is Transferring the related Treasury HITS and Corporate HITS to the Securities Registrar in connection with the Exchange of such Treasury HITS and Corporate HITS for a Like Amount of each of Preferred HITS and Qualifying Treasury Securities, (y) requesting the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to the Liquidation Amount of the Treasury HITS and Corporate HITS being exchanged, and (z) requesting the Securities Registrar to deliver to the Holder Preferred HITS of a Like Amount, then, upon the Transfer and receipt of the notice and request referred to in this Section 6.03(a), (i) the Custodial Agent will Transfer a Like Amount of Notes from the Custody Account to the Collateral Account in substitution for such Pledged Treasury Securities, (ii) the Collateral Agent will be deemed to accept the Notes Transferred by the Custodial Agent pursuant to clause (i) as Collateral subject to the Pledge, (iii) the Collateral Agent will release Pledged Treasury Securities of a Like Amount from the Pledge and deliver such Qualifying Treasury Securities to the Holder free and clear of the Corporation’s security interest therein, and confirm in writing to the Property Trustee that such release and Transfer has occurred, and (iv) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Declaration dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry HITS Certificates, shall cancel the number of Treasury HITS and Corporate HITS delivered pursuant to Section 6.03(a) and deliver a Like Amount of Preferred HITS to the Holder, all by making appropriate notations on the Book-Entry HITS Certificates of the appropriate Class.

(b) The substitution of Notes for financial assets held in the Collateral Account pursuant to this Section 6.03 shall not constitute a novation of the security interest created hereby.

Section 6.04 Termination Event.

(a) Upon receipt by the Collateral Agent of written notice from the Corporation, the Property Trustee or any of the Regular Trustees of the Trust that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

(i) any Pledged Notes;

(ii) the Proceeds of the Bank of America Deposit; and

(iii) any Pledged Treasury Securities,

to the Property Trustee, free and clear of the Pledge created hereby.

(b) If such Termination Event shall result from the Corporation’s becoming a debtor under Bankruptcy Laws, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Bank of America Deposit and Proceeds of any of the foregoing, as the case may be, as provided by this Section 6.04, the Regular Trustees shall:

(i) use their best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Corporation being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 6.04 and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten calendar days after the occurrence of such Termination Event, and if (A) the Regular Trustees shall be unable to obtain such opinion within ten calendar days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Bank of America Deposit and Proceeds of any of the foregoing, as the case may be, as provided in this Section 6.04, then the Property Trustee, pursuant to the written direction of the Regular Trustees, shall, subject to Article VIII of the Declaration, within fifteen calendar days after the Property Trustee has received such direction from the Regular Trustees, commence an action or proceeding in the court having jurisdiction of the Corporation’s case under the Bankruptcy Laws seeking an order requiring the Collateral Agent to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Bank of America Deposit and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 6.04; or

(ii) commence an action or proceeding like that described in Section 6.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

Section 6.05 Reinvestment of Proceeds of Pledged Treasury Securities.

(a) At or about 11:00 A.M., New York City time, on each Trade Date, the Collateral Agent pursuant to the direction of the Regular Trustees shall select at least three Reference Dealers (including at least three Reference Dealers named on Schedule I hereto or named by any of the Regular Trustees as replacements therefor who are approved counterparties of The Bank of New York Trust Company) and request each of them to provide a commitment (which may be oral if promptly confirmed in writing by facsimile or e-mail), satisfactory in form to the Collateral Agent, to the effect that if selected as the Final Dealer, such Reference Dealer shall sell to the Collateral Agent, for delivery against payment on the immediately succeeding Roll Date, an aggregate principal amount of the U.S. treasury security that is the Qualifying Treasury Security on such Roll Date equal to the aggregate principal amount of Qualifying Treasury Securities held in the Collateral Account on such Trade Date. If the Collateral Agent shall have received at least two firm offers, it shall select the lowest offer and the Reference Dealer providing the lowest offer shall be the “Final Dealer”; provided that if two or more Reference Dealers have provided identical lowest offers, the Collateral Agent shall select any of these Reference Dealers as the Final Dealer in its absolute discretion. The Final Dealer shall be obligated to sell to the Collateral Agent, for Cash on the Roll Date, the aggregate principal amount of the U.S. treasury security specified in such offer. If the Collateral Agent determines, or has received notice from the Regular Trustees, that (i) a Market Disruption Event has occurred or (ii) fewer than two Reference Dealers have provided firm offers in a timely manner meeting the foregoing requirements, the steps contemplated above shall be taken on each succeeding Business Day on which the Collateral Agent determines, or has received notice from the Regular Trustees, that no Market Disruption Event has occurred until at least two Reference Dealers have provided such offers, except that the Collateral Agent shall request offers from the Reference Dealers for same day settlement. The Collateral Agent shall use reasonable care in administering the foregoing procedures and shall have no liability in connection therewith to the Trust, the Property Trustee, the Corporation or any other Person in the absence of gross negligence or willful misconduct. All determinations regarding whether a Market Disruption Event pursuant to clause (i) of the definition thereof has occurred shall be made by the Collateral Agent in its sole discretion.

(b) On each Roll Date (or, if no Final Dealer shall have been selected on the Trade Date, on the date that the Final Dealer is selected), the Collateral Agent shall instruct the Securities Intermediary to apply the Proceeds of the U.S. treasury securities held in the Collateral Account to the purchase price of the Qualifying Treasury Securities, which shall be deposited in the Collateral Account, and to apply the excess of such Proceeds over the purchase price of the Qualifying Treasury Securities to purchase Permitted Investments for deposit in the Collateral Account.

(c) On each Additional Distribution Date, if the Qualifying Treasury Securities shall have been purchased and deposited in the Collateral Account, the Collateral Agent shall liquidate the Permitted Investments in the Collateral Account and direct the Securities Intermediary to pay the Proceeds to the Payment Account.

Section 6.06 Application of Proceeds in Settlement of Stock Purchase Contracts.

(a) The Trust (acting through the Property Trustee) agrees to pay the purchase price under the Stock Purchase Contracts on the Stock Purchase Date from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account and the Bank of America Deposit (or in the circumstances set forth in the Stock Purchase Contract Agreement, by assignment thereof). Without receiving any further instruction from the Property Trustee, the Collateral Agent shall, in settlement of such Stock Purchase Contracts on the Stock Purchase Date, (i) instruct the Securities Intermediary to remit Proceeds of the Qualifying Treasury Securities to the Corporation and (ii) instruct Bank of America, N.A. to pay the Proceeds of the Bank of America Deposit to the Corporation in an amount equal to the excess of the Purchase Price over the amount of the Proceeds of the Qualifying Treasury Securities.

(b) In the event of a Failed Remarketing, the Collateral Agent, for the benefit of the Corporation, will, at the written instruction of the Corporation, deliver or dispose of the Pledged Notes in accordance with the Corporation’s written instructions to satisfy in full, from any such disposition or retention, the obligations of the Trust to pay the purchase price for the shares of Preferred Stock to be issued under the Stock Purchase Contracts to the extent not paid from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account.

(c) Thereafter, the Collateral Agent shall promptly remit the Proceeds of the Qualifying Treasury Securities held in the Collateral Account in excess of the aggregate purchase price for the shares of Preferred Stock to be issued under such Stock Purchase Contracts to the Property Trustee or to the Paying Agent on behalf of the Property Trustee for deposit into the Payment Account.

ARTICLE VII

VOTING RIGHTS — NOTES

Section 7.01 Voting Rights.

The Property Trustee on behalf of the Trust may, subject to the Declaration, exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Stock Purchase Contract Agreement; provided, however, that the Property Trustee shall not exercise or shall not refrain from exercising such right with respect to any Notes, if, in the reasonable judgment of the Property Trustee, such action would impair or otherwise have a material adverse effect on the value of all or any of the Notes; and provided, further, that the Property Trustee shall give the Corporation, the Collateral Agent and the Custodial Agent, at least five Business Days’ prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Notes, including notice of any meeting at which holders of the Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Notes, the Collateral Agent and the Custodial Agent shall use reasonable efforts to send promptly to the Property Trustee such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Property Trustee, execute and deliver to the Property Trustee such proxies and other instruments in respect of such Notes (in form and substance satisfactory to the Collateral Agent or the Custodial Agent, as the case may be) as are prepared by the Corporation and delivered to the Property Trustee with respect to the Notes.

ARTICLE VIII

RIGHTS AND REMEDIES

Section 8.01 Rights and Remedies of the Collateral Agent.

(a) In addition to the rights and remedies specified in Section 6.04 or otherwise available at law or in equity, after an event of default (as specified in Section 8.01(b)) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the Trades Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Notes or the Pledged Treasury Securities in full satisfaction of the Trust’s or the Property Trustee’s obligations under the Stock Purchase Contracts and the Stock Purchase Contract Agreement or (2) sale of the Pledged Notes or the Pledged Treasury Securities in one or more public or private sales as permitted by applicable law.

(b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Corporation is unable to make payments from amounts transferred or transferable to the Corporation on account of the principal payments of any Pledged Treasury Securities as provided in Article V, in satisfaction of the Obligations of the Trust under the Stock Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities any and all of the rights and remedies available to a secured party under the UCC and the Trades Regulations after default by a debtor, and as otherwise granted herein or under any other law.

(c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of, and any interest on, the Pledged Notes and (ii) the principal amount of, and any interest on, the Pledged Treasury Securities, subject, in each case, to the provisions of Article V, and as otherwise granted herein.

(d) The Property Trustee agrees that, from time to time, upon the written request of the Corporation or the Collateral Agent (acting upon the request of the Corporation), the Property Trustee shall execute and deliver such further documents and do such other acts and things as the Corporation or the Collateral Agent (acting upon the request of the Corporation) may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder; provided that, in no event shall the Property Trustee be responsible for the preparation (other than execution upon the request of the

Corporation) or filing of any financing or continuation statements. In the absence of bad faith, the Property Trustee shall have no liability to the Corporation or the Collateral Agent (acting upon the request of the Corporation) for executing any documents or taking any such acts requested by the Corporation or the Collateral Agent (acting upon the request of the Corporation) hereunder.

Section 8.02 Remarketing; Contingent Exchange Elections by Holder of Preferred HITS.

(a) In the event a Holder of Preferred HITS exercises its rights pursuant to Sections 5.14(a)(i), (b) and (d) of the Declaration to contingently exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS in connection with any Remarketing,

(i) during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Preferred HITS that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed Notice of Contingent Exchange Election; and

(ii) by not later than 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the amount of $1,000 for each Preferred HITS that is subject to the Contingent Exchange Election, the Collateral Agent shall, upon the Transfer and receipt of the duly executed and completed Notice of Contingent Exchange Election pursuant to clause (i) and the deposit referred to in clause (ii), notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Pledged Notes with respect to which elections have been validly made pursuant to this Section 8.02(a).

(b) Upon the receipt of notice from the Remarketing Agent that the Remarketing has been Successful, on the Remarketing Settlement Date,

(i) the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a), free and clear of the Corporation’s security interest therein, against delivery by the Remarketing Agent of Qualifying Treasury Securities purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for deposit in the Collateral Account, (B) instruct the Securities Intermediary to release from the Pledge and (C) Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), free and clear of the Corporation’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered;

(ii) the Securities Intermediary will (A) release the Pledged Notes from the Pledge, Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 8.02(a) or delivered by the Remarketing Agent and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;

(iii) the Custodial Agent shall hold such Notes delivered to it pursuant to clause (ii)(y) of this Section 8.02(b) in the Custody Account; and

(iv) the Securities Registrar shall cancel the number of Preferred HITS Transferred pursuant to Section 8.02(a) and deliver a Like Amount of Corporate HITS and Treasury HITS to the Holder in accordance with the procedures provided for in Section 5.14 of the Declaration.

(c) Upon the receipt of notice from the Remarketing Agent that the Remarketing has not been Successful:

(i) as soon as reasonably practicable after the Remarketing, the Collateral Agent will deliver back to such Holder the Qualifying Treasury Securities delivered by such Holder to the Collateral Agent pursuant to Section 8.02(a); and

(ii) the Securities Registrar will disregard the delivery by such Holder of Preferred HITS pursuant to Section 8.02(a), with the consequence that such Holder shall be deemed to continue to hold such Preferred HITS.

(d) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 8.02, shall not constitute a novation of the security interest created hereby.

Section 8.03 Contingent Disposition Election by Holder of Corporate HITS.

(a) In the event a Holder of Corporate HITS exercises its rights pursuant to Sections 5.14(a)(ii), (b), (f) and (g) of the Declaration to contingently dispose of Corporate HITS in connection with any Remarketing by, during the period that commences with the Custodial Agent’s and Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Corporate HITS that are the subject of such Contingent Disposition Election to the Securities Registrar and delivering a duly completed Notice of Contingent

Disposition Election to the Securities Registrar and the Custodial Agent, the Custodial Agent shall, upon such Transfer and receipt of such notice, notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Custody Notes with respect to which elections have been validly made pursuant to this Section 8.03(a).

(b) If the Custodial Agent is notified by the Remarketing Agent that the related Remarketing is Successful:

(i) the Securities Registrar shall cancel the number of Corporate HITS Transferred pursuant to Section 8.03(a) in accordance with the procedures provided for in Section 5.11 of the Declaration;

(ii) the Custodial Agent shall deliver Custody Notes in the aggregate principal amount with respect to which elections have been validly made pursuant to Section 8.03(a) to the Remarketing Agent on the Remarketing Settlement Date; and

(iii) on or promptly after the Remarketing Settlement Date, the Custodial Agent will pay to the Property Trustee the net Proceeds of the Custody Notes received from the Remarketing Agent.

(c) If the Custodial Agent is notified by the Remarketing Agent that the related Remarketing is not Successful, the Securities Registrar will disregard the delivery by such Holder of Corporate HITS pursuant to Section 8.03(a), with the consequence that such Holder shall continue to hold such Corporate HITS.

(d) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar, the Property Trustee, the Corporation or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Notes for Remarketing.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 9.01 Representations and Warranties.

The Property Trustee on behalf of the Trust hereby represents and warrants to the Collateral Agent that:

(a) the Property Trustee on behalf of the Trust has the power to grant a security interest in and lien on the Collateral; and

(b) the Property Trustee on behalf of the Trust is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article II hereof.

Section 9.02 Covenants.

The Property Trustee on behalf of the Trust hereby covenants to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

(a) it will not create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

(b) it will not sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except in accordance with the terms of this Agreement.

ARTICLE X

THE COLLATERAL AGENT, THE CUSTODIAL AGENT, THE SECURITIES

INTERMEDIARY

AND THE SECURITIES REGISTRAR

It is hereby agreed as follows:

Section 10.01 Appointment, Powers and Immunities.

The Collateral Agent and the Securities Intermediary shall act as agents for the Corporation hereunder with such powers as are specifically vested in the Collateral Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement and the Collateral Agent and the Securities Intermediary owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Custodial Agent and the Securities Registrar shall act as agents for the Property Trustee hereunder with such powers as are specifically vested in the Custodial Agent or the Securities Registrar, as the case may be, by the terms of this Agreement and, in the case of the Securities Registrar, the Declaration and the Custodial Agent and the Securities Registrar owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar shall:

(a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar, nor shall the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

(b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the HITS or the Stock Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Registrar, as the case may be), the HITS, any Collateral or the Stock Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Corporation or any other Person

(except the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be) to perform any of its obligations thereunder or hereunder or for the validity, perfection, enforceability, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

(c) not be required to initiate or conduct any litigation or collection efforts or proceedings hereunder (except pursuant to directions furnished under Section 10.02, subject to Section 10.08);

(d) not be responsible for the exercise of any of the rights and remedies (at the direction of the Property Trustee or the Holders of the HITS, or otherwise) upon a default or event of default under the Supplemenal Indenture;

(e) not be responsible for any action taken, suffered or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

(f) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar shall take all reasonable action in connection with the safekeeping and preservation of the Collateral and the Custody Notes hereunder as determined by industry standards.

No provision of this Agreement shall require the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar be liable for any amount in excess of the Value of the Collateral and the Custody Notes.

Section 10.02 Instructions of the Corporation.

The Corporation shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified as provided herein. Nothing contained in this Section 10.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Registrar has any obligation or responsibility for determining the necessity of filing or to file or monitor the filing of UCC financing statements or other UCC statements.

Section 10.03 Reliance by Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar.

Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written or telephonic communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein). Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may consult with legal counsel or other experts of its selection and the advice, opinions and statements of such legal counsel and other experts and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall in all cases be fully protected in acting, suffering, or in refraining from acting hereunder in accordance with instructions given by the Corporation or the Property Trustee in accordance with this Agreement. In the event any instructions are given (other than in writing at the time of the execution of the Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar are authorized (but shall not be required) to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule II hereto, and the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may conclusively rely upon the confirmations of anyone purporting to be the Person or Persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar.

It is understood that the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Corporation or the Property Trustee to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a Person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank, or an intermediary bank, designated by the Corporation or the Property Trustee; provided that payment is made and confirmed to the account as specified by the Corporation or the Property Trustee, as the case may be.

Section 10.04 Certain Rights.

(a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Collateral

Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, be deemed to be conclusively proved and established by a certificate signed by one of the Corporation’s officers, and delivered to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and such certificate, in the absence of bad faith on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, shall be full warrant to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar for any action taken, suffered or omitted by any of them under the provisions of this Agreement in reliance thereon.

(b) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

(c) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God, earthquakes, fires, floods, terrorism, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communication services, accidents, labor disputes, acts of civil or military authority and governmental action.

(d) The Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may request that the Corporation and the Property Trustee each deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(e) The permissive right of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar to take or refrain from taking any actions enumerated in this Agreement shall not be construed as a duty;

(f) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be liable for any error of judgment made in good faith, unless it shall have been grossly negligent in ascertaining the pertinent facts.

(g) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be deemed an agent or subcustodian of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar. Unless and until Definitive HITS Certificates have been issued to Owners pursuant to Section 5.15 of the Declaration, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the receipt or transfer of any funds hereunder) as the Holder of the Trust Preferred Securities, shall have no obligation to the Owners and the rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreement between such Owners and the Trust or the Clearing Agency Participants. The provisions of Sections 5.6 and 5.11 of the Declaration are hereby made applicable to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar, mutatis mutandis, as if they were the Securities Registrar as referred to therein.

(h) The Securities Registrar shall also have all of the rights, privileges, protections, immunities and benefits given to the Securities Registrar under the Declaration, including its right to be indemnified. In the event of any conflict between any of the provisions of the Declaration and this Agreement with respect to any of such rights, privileges, protections, immunities and benefits, the provisions of this Agreement shall govern and control and supersede such other provisions.

Section 10.05 Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be the successor of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 10.06 Rights in Other Capacities.

The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar and their Affiliates may (without having to account therefor to the Corporation) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Trust, any other Person interested herein and any Holder of Trust Preferred Securities (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, and the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and their Affiliates may accept fees and other consideration from the Trust, any other Person interested herein and any Holder of Trust Preferred Securities without having to account for the same to the Corporation; provided that each of the Securities Registrar, the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Corporation that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

Section 10.07 Non-reliance on Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.

None of the Securities Registrar, the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Trust or any Holder of Trust Preferred Securities of this Agreement, the Stock Purchase Contract Agreement, the Trust Preferred Securities or any other document referred to or provided for herein or therein or in connection herewith or therewith or to inspect the properties or books of the Trust or any Holder of Trust Preferred Securities. None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have any duty or responsibility to provide the Corporation or the Property Trustee with any credit or other information concerning the affairs, financial condition or business of the Trust or the Corporation or any Holder of Trust Preferred Securities (or any of their respective Affiliates) that may come into the possession of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or any of their respective Affiliates.

Section 10.08 Compensation and Indemnity.

The Corporation agrees to:

(a) pay the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar from time to time such compensation as shall be agreed in writing between the Corporation and the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, for all services rendered by them hereunder;

(b) indemnify and hold harmless the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and each of their respective directors, officers, agents and employees (collectively, the “Indemnitees”), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) and taxes (other than those based upon, determined by or measured by the income of the Collateral Agent, the Custodial Agent and the Securities Registrar) (collectively, “Losses” and individually, a “Loss”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for or in respect of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s and the Securities Registrar’s (i) execution and delivery of this Agreement and (ii) following any instructions or other directions upon which either the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar is entitled to rely pursuant to the terms of this Agreement; and

(c) in addition to and not in limitation of clause (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s or the Securities Registrar’s acceptance or performance of its powers and duties under this Agreement, provided that any Indemnitee with respect to the specific Loss against which indemnification is sought under this clause (c) has not acted with gross negligence or engaged in willful misconduct.

The provisions of this Section 10.08 and Section 12.07 shall survive the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and the termination of this Agreement.

Section 10.09 Failure to Act.

In the event of (i) uncertainty on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar as to the application of any provision in this Agreement or any other agreement relating to the transaction contemplated hereby or (ii) any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, such Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar in the case of (i) or each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in the case of (ii) shall be entitled, at its sole option and after prompt written notice to the Corporation and the Trust, to refrain from taking any action in respect of such uncertainty or ambiguous provision or to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be or become liable in any way to any of the parties hereto for its so refraining or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to refuse to act until either:

(a) such ambiguous provisions or conflicting or adverse claims or demands, as the case may be, shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar; or

(b) the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be required to take any action that it reasonably believes to be contrary to law or to the terms of this Agreement, or which it reasonably believes would subject it or any of its officers, employees or directors to liability.

Section 10.10 Resignation of Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.

Subject to the appointment and acceptance of a successor Collateral Agent, Securities Intermediary, Custodial Agent and Securities Registrar as provided below:

(i) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may resign at any time by giving notice thereof to the Corporation and the Property Trustee;

(ii) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed at any time by the Corporation; and

(iii) if the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Property Trustee or the Regular Trustees and such failure shall be continuing, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed by the Property Trustee or the Regular Trustees;

provided that any Person at any time acting as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may not resign or be removed in any one of those capacities without the consent of each party to this Collateral Agreement unless it resigns or is removed in all such capacities in which it is then acting. The Property Trustee or the Regular Trustees shall promptly notify the Corporation of any removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar pursuant to clause (iii) of this Section 10.10. Upon any such resignation or removal, the Corporation shall have the right to appoint a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, which shall not be an Affiliate of the Trust. If no successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s giving of notice of resignation or the Corporation’s or the Property Trustee’s giving notice of such removal, then the retiring or removed Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may petition any court of competent jurisdiction, at the expense of the Corporation, for the appointment of a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder by a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, such successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, and the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder. After any retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s resignation or removal hereunder as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Registrar hereunder, at a time when such Person is acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Registrar or Custodial Agent, as the case may be.

Section 10.11 Right to Appoint Agent or Advisor.

The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken, suffered or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents (which, for the purpose of this sentence, excludes legal counsel) pursuant to this Section 10.11 shall be subject to prior written consent of the Corporation, which consent shall not be unreasonably withheld.

Section 10.12 Survival.

The provisions of this Article X and Section 12.06 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar.

Section 10.13 Exculpation.

Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, or any of them and regardless of the form of action.

Section 10.14 Statements and Confirmations.

The Securities Intermediary will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Property Trustee and the Collateral Agent at their addresses for notices under this Agreement. The Custodial

Agent will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Custody Account and any financial assets credited thereto to the Property Trustee at its address for notices under this Agreement.

Section 10.15 Tax Allocations.

The Regular Trustees shall report all items of income, gain, expense and loss recognized in the Collateral Account and the Custody Account, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. None of the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or the Property Trustee shall have any tax reporting duties hereunder.

ARTICLE XI

AMENDMENT

Section 11.01 Amendment.

The Corporation, when duly authorized by resolution of its Board of Directors, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee on behalf of the Trust, at any time and from time to time, may amend this Agreement by a written instrument, in form satisfactory to the Corporation, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee, as provided under Section 6.1(c) of the Declaration. Notwithstanding the foregoing, any amendment to the forms of HITS certificates attached as exhibits hereto shall be effective upon written notice thereof from the Corporation without the consent of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar setting forth the revised form or forms and confirming that such revised form or forms have been duly adopted in accordance with the Declaration; provided that no such amendment that adversely affects the rights, duties or immunities of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be effective against such adversely affected party without its consent.

Section 11.02 Execution of Amendments.

In executing any amendment permitted by this Article XI, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee shall be entitled to receive and (subject to Section 8.3 of the Declaration with respect to the Property Trustee) shall be fully authorized and protected in relying upon, an opinion of counsel and an Officers’ Certificate of the Corporation to the effect that all of the requirements of Section 6.1(c) of the Declaration in respect of such amendment have been met and/or satisfied. The Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.

ARTICLE XII

MISCELLANEOUS

Section 12.01 No Waiver.

No failure on the part of the Corporation, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate a waiver thereof; nor shall any single or partial exercise by the Corporation, the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 12.02 Governing Law; Submission to Jurisdiction; Waiver of Trial by Jury.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Corporation, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Trust hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York (in each case sitting in New York County) for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Corporation, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Trust irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.03 Notices.

All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed or telecopied notice, upon receipt, in each case given or addressed as aforesaid.

Section 12.04 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the respective successors of the Corporation, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Trust.

Nothing in this Agreement, express or implied, shall give any Person, other than the parties hereto and their permitted successors, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 12.05 Severability.

If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to give effect to the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 12.06 Expenses, Etc.

The Corporation agrees to reimburse the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar for:

(a) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

(b) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing the Trust or the Property Trustee to satisfy its obligations under the Stock Purchase Contracts or the Stock Purchase Contract Agreement and (ii) the enforcement of this Section 12.06;

(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and, subject to Section 10.01(b) and the last sentence of Section 10.01, other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

(d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and (except in the case of legal counsel) consented to by the Corporation under Section 10.11; and

(e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in connection with the performance of their duties hereunder.

Section 12.07 Security Interest Absolute.

All rights of the Collateral Agent and security interests hereunder, and all obligations of the Trust from time to time hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any provision of the Stock Purchase Contracts or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the Obligations under the Stock Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Stock Purchase Contract Agreement or any Stock Purchase Contract or any other agreement or instrument relating thereto; or

(c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

Section 12.08 Notice of Termination Event.

Upon the occurrence of a Termination Event, the Corporation shall deliver written notice to the Property Trustee, the Collateral Agent, the Custodial Agent and the Securities Registrar. Upon the written request of the Collateral Agent or the Securities Registrar, the Corporation shall inform such party whether or not a Termination Event has occurred.

Section 12.09 Incorporation by Reference.

In connection with its execution and performance hereunder the Property Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Declaration.

Section 12.10 No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as Property Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, warranties, covenants, undertakings and agreements by The Bank of New York but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

* * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BANK OF AMERICA CORPORATION			BAC CAPITAL TRUST XIV

			By:	The Bank of New York, not in its individual capacity but solely as Property Trustee

By:	/s/ Ann J. Travis			By:	/s/ Alexander Pabon
	Name:	Ann J. Travis		Name:	Alexander Pabon
	Title:	Senior Vice President		Title:	Assistant Vice President

Address for Notices:			Address for Notices:

Bank of America Corporation

Bank of America Corporate Center

NC1-007-07-06

100 North Tryon Street

Charlotte, North Carolina 28255

Facsimile: (704) 386-0270

Attention: Corporate Treasury—Securities

         Administration

The Bank of New York,

    as Property Trustee on behalf of

    BAC Capital Trust XIV

101 Barclay Street, 8 West

New York, New York 10286

Facsimile: (904) 645-1921

Attention: Corporate Trust Trustee

         Administration

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Agent, Securities Intermediary, Custodial Agent and Securities Registrar

By:	/s/ Tina D. Gonzales
	Name:	Tina D. Gonzales
	Title:	Assistant Treasurer

Address for Notices:

Towermarc Plaza 10161 Centurion Parkway Jacksonville, Florida 32256 Attention: Corporate Trust Department Telephone: (904) 645-1900 Facsimile: (904) 645-1921

Exhibit A

FORM OF PREFERRED HITS CERTIFICATE

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Preferred HITS:

CUSIP No.: 05518VAA3

ISIN: US05518VAA35

BAC Capital Trust XIV

Preferred HITS

This Preferred HITS Certificate certifies that [__] is the registered Holder of the number of Preferred HITS set forth above {for inclusion in Global Certificates only - or such other number of Preferred HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Preferred HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Preferred HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in

Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred HITS are set forth in, and this certificate and the Preferred HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Preferred HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(b) of the Declaration provides for the procedures pursuant to which Holders of Preferred HITS may exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS and Section 5.14(d) of the Declaration provides for the procedures pursuant to which Holders of Preferred HITS may elect to exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS in the event a Remarketing is Successful. The forms of Splitting Notice and Request and Notice of Contingent Exchange Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Preferred HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees
By:

Name:

Date:

CERTIFICATE OF AUTHENTICATION

This certificate represents the Preferred HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar
By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Preferred HITS will be set at (i) from the Closing Date to but not including the later of March 15, 2012 and the Stock Purchase Date (and for each related Distribution Period), 5.63% per annum (calculated on a 30/360 Basis) and (ii) thereafter, for each Distribution Period and related Regular Distribution Date, the greater of (A) Three-Month LIBOR for such Distribution Period plus 0.40% and (B) 4.00 % of the Liquidation Amount per Preferred HITS (calculated on an Actual/360 Basis) (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Preferred HITS, such rate being the rate of interest payable on the Notes to be held by the Property Trustee on behalf of the Trust. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually through the later of March 15, 2012 and the Stock Purchase Date, and thereafter quarterly. The amount of Distributions payable for any period will be computed on the basis of (a) for periods prior to the later of March 15, 2012 and the Stock Purchase Date, a 360-day year of twelve 30-day months and (b) for periods beginning on or after such date, a 360-day year and the number of days actually elapsed.

Except as otherwise described below, Distributions on the Preferred HITS will accrue from the date of original issuance and will be payable as follows: (i) semi-annually in arrears for each March 15 and September 15 prior to and including the later of March 15, 2012 and the Stock Purchase Date, commencing September 15, 2007, and (ii) quarterly in arrears for each March 15, June 15, September 15 and December 15 after the later of March 15, 2012 and the Stock Purchase Date (each a “Distribution Date”), and on the Stock Purchase Date if not otherwise a regular Distribution Date, to the Person in whose name the Preferred HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. Distributions shall be cumulative for each Regular Distribution Date to and including the Stock Purchase Date and non-cumulative thereafter. The Trust will make Distributions on the Preferred HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE PREFERRED HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common
UNIF GIFT MIN ACT:	Custodian	(cust)(minor) Under
Uniform Gifts to Minors Act of
TENANT:	as tenants by the entireties
JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Preferred HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney             , to transfer said Preferred HITS Certificates on the books of BAC Capital Trust XIV with full power of substitution in the premises.

Dated:	Signature:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Preferred HITS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

FORM OF SPLITTING NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Preferred HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(b) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring $            Liquidation Amount of the related Preferred HITS to the Securities Registrar in connection with an Exchange of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and

(iii) hereby requests the delivery to the Holder of such Treasury HITS and Corporate HITS.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:
Please print name and address of Registered Holder:
Name:	Social Security or other Taxpayer Identification Number, if any:
Address:

FORM OF NOTICE OF CONTINGENT EXCHANGE ELECTION

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Preferred HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.14(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring $            Liquidation Amount of the related Preferred HITS to the Securities Registrar in connection with a Contingent Exchange Election of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and

(iii) hereby requests the delivery to the Holder of such Treasury HITS and Corporate HITS if the upcoming Remarketing is Successful, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded and the Collateral Agent shall return such Qualifying Treasury Securities to the Holder promptly after the Remarketing.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:	Signature Guarantee:
Please print name and address of Registered Holder:
Name:	Social Security or other Taxpayer Identification Number, if any:
Address:

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Preferred HITS evidenced by this Global Certificate	Amount of decrease in Number of Preferred HITS evidenced by this Global Certificate	Number of Preferred HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

--

Exhibit B

FORM OF TREASURY HITS CERTIFICATE

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Treasury HITS:

CUSIP No.: 05518VAB1

ISIN: US05518VAB18

BAC Capital Trust XIV

Treasury HITS

This Treasury HITS Certificate certifies that [            ] is the registered Holder of the number of Treasury HITS set forth above {for inclusion in Global Certificates only - or such other number of Treasury HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Treasury HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Treasury HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in

Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Treasury HITS are set forth in, and this certificate and the Treasury HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Treasury HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(d) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS and Treasury HITS may exchange them for Preferred HITS and Qualifying Treasury Securities. The form of Recombination Notice and Request required to be delivered in connection therewith is printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Treasury HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees
By:

Name:

Date:

CERTIFICATE OF AUTHENTICATION

This certificate represents the Treasury HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar

By:

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Treasury HITS will be set at 0.15% per annum accruing for each Treasury HITS from the Regular Distribution Date immediately preceding its issuance, on a cumulative basis (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Treasury HITS, such rate being the rate of Contract Payments payable with respect to the Notes to be held by the Property Trustee on behalf of the Trust. In addition, additional Distributions constituting the Treasury HITS Treasury Roll Over Amount as described in the Declaration is also payable on the Treasury HITS. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually. The amount of Distributions payable for any period will be computed on the basis of a 360-day year and twelve 30-day months.

Except as otherwise described below, Distributions on the Treasury HITS will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on (i) each March 15 and September 15 commencing the first such date on which Treasury HITS are outstanding (each a “Distribution Date”) and (ii) the Stock Purchase Date if not otherwise a Distribution Date (provided, however, that in any event the last Distribution Date for the Treasury HITS shall be the Stock Purchase Date, except to the extent subordinated notes related to deferred interest are outstanding), to the Person in whose name the Treasury HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. The Trust will make Distributions on the Treasury HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE TREASURY HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common
UNIF GIFT MIN ACT:	____________ Custodian ____________	(cust)(minor) Under Uniform Gifts to Minors Act of ____________
TENANT:	as tenants by the entireties
JT TEN:	as joint tenants with right of survivorship and not as tenants in common

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Treasury HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney , to transfer said Treasury HITS Certificates on the books of BAC Capital Trust XIV, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury HITS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Treasury HITS and Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03 of the Collateral Agreement, that the Holder:

(i) is transferring $ Liquidation Amount of Treasury HITS and Corporate HITS in connection with an Exchange of such Treasury HITS and Corporate HITS for a Like Amount of Preferred HITS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Qualifying Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Preferred HITS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:
Please print name and address of Registered Holder:
Name:	Social Security or other Taxpayer Identification Number, if any:
Address:

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Treasury HITS evidenced by this Global Certificate	Amount of decrease in Number of Treasury HITS evidenced by this Global Certificate	Number of Treasury HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

--

Exhibit C

Form of Corporate HITS Certificate

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Corporate HITS:

CUSIP No.: 00518VAC9

ISIN: US05518VAC90

BAC Capital Trust XIV

Corporate HITS

This Corporate HITS Certificate certifies that [            ] is the registered Holder of the number of Corporate HITS set forth above {for inclusion in Global Certificates only - or such other number of Corporate HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Corporate HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Corporate HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in

Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Corporate HITS are set forth in, and this certificate and the Corporate HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Preferred HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(d) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS and Treasury HITS may exchange Corporate HITS and Treasury HITS for Preferred HITS and Qualifying Treasury Securities and Section 5.14(f) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS may elect to exchange Corporate HITS in the event a Remarketing is Successful. The forms of Recombination Notice and Request and Notice of Contingent Disposition Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Corporate HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees
By:

Name:

Date:

CERTIFICATE OF AUTHENTICATION

This certificate represents the Corporate HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar

By:

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Corporate HITS will be set at (i) with respect to the period from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing or, in the event of a Failed Remarketing, the Stock Purchase Date, 5.48% per annum (calculated on a 30/360 Basis), and (ii) thereafter for so long as Corporate HITS remain outstanding, the rate per annum corresponding to interest payments by the Corporation on the Notes (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Corporate HITS, such rate being the rate of interest payable on the Notes to be held by the Property Trustee on behalf of the Trust. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually. The amount of Distributions payable for any period will be computed on the basis of (a) for periods prior to the later of March 15, 2012 and the Stock Purchase Date, a 360-day year of twelve 30-day months and (b) for periods beginning on or after such date, a 360-day year and the number of days actually elapsed.

Except as otherwise described below, Distributions on the Corporate HITS will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on (i) each March 15 and September 15, commencing on the later of the first such date on which Corporate HITS are Outstanding and September 15, 2007 and continuing through and including the last such date to occur prior to the Remarketing Settlement Date for a Successful Remarketing, and (ii) thereafter for so long as Corporate HITS remain outstanding, each day that is an interest payment date for the Notes (each a “Distribution Date”), to the Person in whose name the Corporate HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. The Trust will make Distributions on the Corporate HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE CORPORATE HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common
UNIF GIFT MIN ACT:	______________ Custodian _____________ (cust)(minor) Under Uniform Gifts to Minors Act of _____________
TENANT:	as tenants by the entireties
JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Corporate HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney             , to transfer said Corporate HITS Certificates on the books of BAC Capital Trust XIV, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate HITS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Treasury and Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03(a) of the Collateral Agreement, that the Holder:

(i) is transferring $            Liquidation Amount of Treasury HITS and Corporate HITS in connection with an Exchange of such Treasury HITS and Corporate HITS for a Like Amount of Preferred HITS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Qualifying Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Preferred HITS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:
Please print name and address of Registered Holder:
Name:	Social Security or other Taxpayer Identification Number, if any:
Address:

FORM OF NOTICE OF CONTINGENT DISPOSITION ELECTION

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.14(f) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.03 of the Collateral Agreement, that the Holder:

(i)	is transferring $ Corporate HITS to the Securities Registrar, and

(ii) hereby requests the payment to the Holder, if the upcoming Remarketing is Successful, of an amount in cash for each such Corporate HITS equal to the proceeds of the sale of $1,000 principal amount of Notes, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Disposition Election.

Date:	Signature Guarantee:
Please print name and address of Registered Holder:
Name:	Social Security or other Taxpayer Identification Number, if any:
Address:

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Corporate HITS evidenced by this Global Certificate	Amount of decrease in Number of Corporate HITS evidenced by this Global Certificate	Number of Corporate HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

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Schedule I

Reference Dealers

Banc of America Securities LLC

Bear, Stearns & Co. Inc.

Deutsche Bank

UBS Investment Bank

Schedule II

Contact Persons for Confirmation

Name	Phone Number

Richard L. Nichols, Jr. Ann J. Travis B. Kenneth Burton, Jr. Darrin B. McCaskill Susan H. McCarver Tina D. Gonzalez	(704) 386-9015 (704) 386-7796 (704) 387-3776 (704) 387-5078 (704) 387-0558 (904) 998-4732